Exhibit 99.1
WEIFANG XINDE FUEL INJECTION SYSTEM CO., LTD.
AND SUBSIDIARIES
CONSOLIDATED FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 AND 2008

WEIFANG XINDE FUEL INJECTION SYSTEM CO., LTD.
AND SUBSIDIARIES
CONTENTS

PAGE	1	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PAGES	2-3	CONSOLIDATED BALANCE SHEETS AS OF JUNE 30, 2009 AND 2008

PAGE	4	CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME FOR THE YEARS
		ENDED JUNE 30, 2009 AND 2008

PAGE	5	CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY FOR THE YEARS ENDED JUNE 30, 2009 AND 2008

PAGES	6-7	CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEARS ENDED JUNE 30, 2009 AND 2008

PAGES	8-28	NOTES TO CONSOLIDATED FINANCIAL STATEMENTS AS OF JUNE 30, 2009 AND 2008

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Shareholders of:
Weifang Xinde Fuel Injection System Co., Ltd. and Subsidiaries
We have audited the accompanying consolidated balance sheets of Weifang Xinde Fuel Injection System Co., Ltd. and subsidiaries (the “Company”) as of June 30, 2009 and 2008, and the related consolidated statements of income and comprehensive income, changes in shareholders’ equity and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriated in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. According, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Weifang Xinde Fuel Injection System Co., Ltd. and subsidiaries as of June 30, 2009 and 2008 and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
K.P. Cheng & Co.
Certified Public Accountants
Hong Kong, People’s Republic of China
December 18, 2009, except for Note 18 which is as of December 28, 2009

WEIFANG XINDE FUEL INJECTION SYSTEM CO., LTD. AND
SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
ASSETS

	June 30,	June 30,
	2009	2008
CURRENT ASSETS
Cash and cash equivalents	$127,576	$164,435
Accounts receivable, net of allowance for doubtful accounts of $157,642 and $69,185 at June 30, 2009 and 2008, respectively	37,791,206	24,934,102
Inventories	7,851,133	9,556,611
Notes receivable	761,165	13,700,559
Prepayments for goods	374,384	1,174,658
Prepaid expenses and other receivables	28,101	164,312
Due from employees	103,869	193,621
Due from related parties	14,584	638,192
Deferred taxes	52,735	99,045

Total Current Assets	47,104,753	50,625,535

LONG-TERM ASSETS
Plant and equipment, net	2,740,763	2,779,041
Land use rights, net	966,020	984,658
Construction in progress	296,239	23,318
Deposit for land use right	152,701	152,100
Deferred taxes	122,772	88,175

Total Long-Term Assets	4,278,495	4,027,292

TOTAL ASSETS	$51,383,248	$54,652,827

See accompanying notes to the consolidated financial statements

WEIFANG XINDE FUEL INJECTION SYSTEM CO., LTD. AND
SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
LIABILITIES AND SHAREHOLDERS’ EQUITY

	June 30,	June 30,
	2009	2008
CURRENT LIABILITIES
Accounts payable	$5,220,636	$10,072,952
Other payables	1,525,712	1,349,051
Short-term bank loans	2,758,314	2,913,356
Customer deposits	313,447	3,370,302
Notes payable	768,796	535,845
Income tax payable	3,424,846	1,493,618
Due to employees	616,719	529,385
Due to related parties	844,549	435,966
Accrued expenses and dividend payable	364,047	329,569

Total Current Liabilities	15,837,066	21,030,044

LONG-TERM LIABILITIES
Notes payable	132,366	187,741

Total Long-Term Liabilities	132,366	187,741

TOTAL LIABILITIES	15,969,432	21,217,785

CONTINGENCIES

SHAREHOLDERS’ EQUITY
Registered capital	116,418	116,418
Additional paid-in capital	981,014	981,014
Retained earnings (the restricted portion is $204,070 at June 30, 2009 and 2008)	30,216,707	28,368,100
Accumulated other comprehensive income	4,099,677	3,969,510

TOTAL SHAREHOLDERS’ EQUITY	35,413,816	33,435,042

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$51,383,248	$54,652,827

See accompanying notes to the consolidated financial statements

WEIFANG XINDE FUEL INJECTION SYSTEM CO., LTD. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
FOR THE YEARS ENDED JUNE 30, 2009 AND 2008

	2009	2008

REVENUES	$78,834,535	$74,543,141

COST OF GOODS SOLD	68,142,558	66,650,955

GROSS PROFIT	10,691,977	7,892,186

Selling and marketing	1,823,196	2,228,926
General and administrative	769,673	961,150

INCOME FROM OPERATIONS	8,099,108	4,702,110

Interest expense, net	(352,063)	(237,029)
Other income, net	38,735	247,066

INCOME BEFORE INCOME TAXES	7,785,780	4,712,147

INCOME TAXES	(1,946,938)	(1,307,758)

NET INCOME	5,838,842	3,404,389

OTHER COMPREHENSIVE INCOME
Foreign currency translation gain	130,167	831,961

OTHER COMPREHENSIVE INCOME	130,167	831,961

COMPREHENSIVE INCOME	$5,969,009	$4,236,350

See accompanying notes to the consolidated financial statements

WEIFANG XINDE FUEL INJECTION SYSTEM CO., LTD. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY
FOR THE YEARS ENDED JUNE 30, 2009 AND 2008

				Accumulated Other
	Registered	Additional	Retained	Comprehensive
	Capital	Paid-in Capital	Earnings	Income	Total

BALANCE AT JUNE 30, 2007	$116,418	$981,014	$27,772,964	$3,137,549	$32,007,945

Foreign currency translation gain	—	—	—	831,961	831,961

Net income	—	—	3,404,389	—	3,404,389

Dividend	—	—	(2,809,253)	—	(2,809,253)

BALANCE AT JUNE 30, 2008	116,418	981,014	28,368,100	3,969,510	33,435,042

Foreign currency translation gain	—	—	—	130,167	130,167

Net income	—	—	5,838,842	—	5,838,842

Dividend	—	—	(3,990,235)	—	(3,990,235)

BALANCE AT JUNE 30, 2009	$116,418	$981,014	$30,216,707	$4,099,677	$35,413,816

See accompanying notes to the consolidated financial statements

WEIFANG XINDE FUEL INJECTION SYSTEM CO., LTD. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED JUNE 30, 2009 AND 2008

	2009	2008

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$5,838,842	$3,404,389
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization	259,948	229,270
Provision for doubtful accounts	88,457	69,185
Deferred taxes	11,713	(114,928)
Gain on disposal of fixed assets	(9,230)	(41,066)
Gain on disposal of construction in progress	—	(159,152)

Changes in operating assets and liabilities:
(Increase) Decrease In:
Accounts receivable	(12,945,561)	(13,431,951)
Inventories	1,705,478	(5,344,188)
Prepaid expenses and other receivables	136,211	(124,004)
Prepayments for goods	800,274	(684,866)
Due from employees	89,752	(77,239)

Increase (Decrease) In:
Accounts payable	(4,852,316)	3,578,043
Other payables	176,661	269,399
Taxes payable	1,931,228	1,492,998
Customer deposits	(3,056,855)	1,784,841
Due to employees	87,334	(12,273)
Accrued expenses and dividend payable	34,478	190,855

Net cash used in operating activities	(9,703,586)	(8,970,687)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of plant and equipment	(154,332)	(44,019)
Purchases of construction in progress	(355,432)	(403,188)
Proceeds from disposal of fixed assets	57,768	68,692
Proceeds from disposal of construction in progress	—	419,104
Repayments of notes receivable	67,203,208	43,156,891
Issuances of notes receivable	(54,263,815)	(31,956,989)
Due from related parties	623,608	(558,393)
Due to related parties	408,583	(32,294)

Net cash provided by investing activities	13,519,588	10,649,804

CASH FLOWS FROM FINANCING ACTIVITIES:
Restricted cash	—	201,974
Proceeds from short-term loans	2,864,965	3,058,878
Repayments of short-term loans	(3,020,007)	(2,375,101)
Repayments of long-term debt	—	(9,449)
Proceeds from notes payable	917,152	1,547,528
Repayments of notes payable	(739,576)	(1,738,190)
Dividend paid	(3,990,235)	(2,809,253)

Net cash used in financing activities	$(3,967,701)	$(2,123,613)

See accompanying notes to the consolidated financial statements

WEIFANG XINDE FUEL INJECTION SYSTEM CO., LTD. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED JUNE 30, 2009 AND 2008

	2009	2008

DECREASE IN CASH AND CASH EQUIVALENTS	$(151,699)	$(444,496)
Effect of exchange rate changes on cash	114,840	433,962
Cash and cash equivalents at beginning of year	164,435	174,969

CASH AND CASH EQUIVALENTS AT END OF YEAR	$127,576	$164,435

SUPPLEMENTARY CASH FLOW INFORMATION

	2009	2008
Income taxes paid	$12,978	$7,300

Interest paid	$455,056	$263,132

SUPPLEMENTAL NON-CASH DISCLOSURES:
During the years ended June 30, 2009 and 2008, $82,510 and $418,408 were transferred from construction in progress to plant and equipment, respectively.
See accompanying notes to the consolidated financial statements

WEIFANG XINDE FUEL INJECTION SYSTEM CO., LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 AND 2008
NOTE 1 — ORGANIZATION AND PRINCIPAL ACTIVITIES
Weifang Xinde Fuel Injection System Co., Ltd. (“Xinde”) was incorporated under the laws of the People’s Republic of China (“PRC”) on October 29, 2007.
Xinde is an investment holding company. The principal activities of Xinde and its subsidiaries (the “Company”) are the design, development, manufacture, and commercialization of fuel injection pumps, injectors, multi-cylinder diesel engines and small generator units for the PRC and overseas markets.
Details of the Company’s wholly-owned subsidiaries as of June 30, 2009 are as follows:

Place And Date Of
Establishment/
Name	Incorporation	Principal Activities

Weifang Hengyuan Oil Pump & Oil Fitting Co., Ltd. (“Hengyuan”)	Shandong, PRC December 21, 2001	Design, development, manufacture, and commercialization of fuel injection pumps, diesel fuel injection systems and injectors

Weifang Jinma Diesel Engine Co., Ltd. (“Jinma”)	Shandong, PRC September 19, 2003	Manufacture and sales of multi-cylinder diesel engines and small generator units.

Weifang Huaxin Diesel Engine Co., Ltd. (“Huaxin”)	Shandong, PRC October 20, 2003	Manufacture and sales of multi-cylinder diesel engines and small generator units.
On June 2, 2008 (the “Acquisition Date”), pursuant to the share exchange agreements between Xinde and the shareholders of Hengyuan, Huaxin and Jinma, Xinde purchased 100% of the outstanding shares of Hengyuan, Huaxin and Jinma (the “Acquisition”). As a result of the share exchange, Hengyuan, Huaxin and Jinma became wholly-owned subsidiaries of Xinde. The business of the Company is that of Xinde’s wholly-owned subsidiaries, Hengyuan, Jinma, and Huaxin. Xinde only acts as a holding company over Hengyuan, Jinma and Huaxin, and therefore, no operations or expenses were incurred by Xinde for the years ended June 30, 2009 and 2008.
Prior to the Acquisition Date, Xinde, Hengyuan, Huaxin and Jinma were under common control through Mr. Liu Dianjun, a 54% shareholder of Xinde, directly or indirectly. Therefore, the Acquisition was defined as combination between entities under common control. The assets acquired and the liabilities assumed from the acquisition were recognized at the carrying book value at the date of acquisition according to Statement of Financial Accounting Standards (“SFAS”) No. 141, and the financial statements of the Company include the operations of the acquired companies as if the Acquisition had occurred on July 1, 2007.

WEIFANG XINDE FUEL INJECTION SYSTEM CO., LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 AND 2008
NOTE 2 — PRINCIPLES OF CONSOLIDATION
The consolidated financial statements include the accounts of Weifang Xinde Fuel Injection System Co., Ltd. and the following wholly-owned subsidiaries:
(i) Weifang Hengyuan Oil Pump & Oil Fitting Co., Ltd., (“Hengyuan”);
(ii)) Weifang Huaxin Diesel Engine Co., Ltd., (“Huaxin”);
(iii) Weifang Jinma Diesel Engine Co., Ltd. (“Jinma”);
The financial statements have been presented as if the Acquisition had occurred July 1, 2007. All inter-company accounts and transactions have been eliminated in consolidation.
NOTE 3 — USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenue and expenses during the reporting period. Management makes these estimates using the best information available at the time the estimates are made; however actual results when ultimately realized could differ from those estimates.
NOTE 4 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(a)	Economic and Political Risks

The Company’s operations are conducted in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environment in the PRC, and by the general state of the PRC economy.

The Company’s operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Company’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

WEIFANG XINDE FUEL INJECTION SYSTEM CO., LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 AND 2008
NOTE 4 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
(b)	Fair Value of Financial Instruments

SFAS No. 157, Fair Value Measurements establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. The hierarchy prioritizes the inputs into three levels based on the extent to which inputs used in measuring fair value are observable in the market.

These tiers include:
•	Level 1—defined as observable inputs such as quoted prices in active markets;

•	Level 2—defined as inputs other than quoted prices in active markets that are either directly or indirectly observable; and

•	Level 3—defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions.
The assets measured at fair value on a recurring basis subject to the disclosure requirements of SFAS 157 as of June 30, 2009 and 2008 are as follows:

			Fair Value Measurements at Reporting Date Using
			Quoted Prices in	Significant
	Carrying	Carrying	Active Markets	Other	Significant
	Value as of	Value as of	for Identical	Observable	Unobservable
	June 30,	June 30,	Assets	Inputs	Inputs
	2009	2008	(Level 1)	(Level 2)	(Level 3)
Cash and cash equivalents	$127,576	$164,435	$—	$—	$—
Cash and cash equivalents consist primarily of highly rated money market funds at a variety of well-known institutions with original maturities of three months or less. The original cost of these assets approximates fair value due to their short-term maturity.

(c)	Cash and Cash Equivalents

For financial reporting purposes, the Company considers all highly liquid investments purchased with original maturity of three months or less to be cash equivalents. The Company maintains no bank account in the United States of America.

(d)	Inventories

Inventories are stated at the lower of cost or net realizable value. The cost of raw materials is determined on the basis of weighted average. The cost of finished goods is determined on the weighted average basis and comprises direct materials, direct labor and an appropriate proportion of overhead.

Net realizable value is based on estimated selling prices less any further costs expected to be incurred for completion and disposal.

WEIFANG XINDE FUEL INJECTION SYSTEM CO., LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 AND 2008
NOTE 4 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
(e)	Prepayments

Prepayments represent cash paid in advance to suppliers for purchases of raw materials.

(f)	Plant and Equipment

Plant and equipment are carried at cost less accumulated depreciation and amortization. Depreciation is provided over their estimated useful lives, using the straight-line method. Leasehold improvements are amortized over the life of the asset or the term of the lease, whichever is shorter. Estimated useful lives are as follows:

Buildings	30 years
Machinery	10 years
Motor vehicles	5 years
Office equipment	5 years
The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income. The cost of maintenance and repairs is charged to expense as incurred, whereas significant renewals and betterments are capitalized.

(g)	Construction in Progress

Construction in progress represents direct costs of construction or the acquisition cost of buildings or machinery and design fees. Capitalization of these costs ceases and the construction in progress is transferred to plant and equipment when substantially all the activities necessary to prepare the assets for their intended use are completed. No depreciation is provided until the assets are completed and ready for their intended use.

(h)	Land Use Rights

According to the laws of China, land in the PRC is owned by the government and cannot be sold to an individual or company. However, the government grants the user a “land use right” to use the land. The land use right granted to the Company is being amortized using the straight-line method over the lease term of fifty years.

(i)	Impairment of Long-Term Assets

Long-term assets of the Company are reviewed annually as to whether their carrying value has become impaired, pursuant to the guidelines established in SFAS No. 144. The Company considers assets to be impaired if the carrying value exceeds the future projected cash flows from the related operations. The Company also re-evaluates the periods of amortization to determine whether subsequent events and circumstances warrant revised estimates of useful lives. There was no impairment in 2009 and 2008.

WEIFANG XINDE FUEL INJECTION SYSTEM CO., LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 AND 2008
NOTE 4 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
(j)	Revenue Recognition

Revenue represents the invoiced value of goods sold, recognized upon the shipment of goods to customers. Revenue is recognized when all of the following criteria are met:
•	Persuasive evidence of an arrangement exists,

•	Delivery has occurred or services have been rendered,

•	The seller’s price to the buyer is fixed or determinable, and

•	Collectability is reasonably assured.
The majority of the Company’s revenue results from sales contracts with distributors and revenue is recorded upon the shipment of goods. Management conducts credit background checks for new customers as a means to reduce the subjectivity of collectability.

(k)	Retirement Benefits

Retirement benefits in the form of contributions under defined contribution retirement plans to the relevant authorities are charged to expense as incurred. The retirement benefits expense for 2009 and 2008 are $17,994 and $13,757, respectively and are included in general and administrative expenses.

(l)	Income Taxes

Deferred tax assets and liabilities are recognized for the future tax consequence attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to be applied to taxable income in the years in which those temporary differences are expected to reverse. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statement of income in the period that includes the enactment date. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future deductibility is uncertain. Also see Note 14.

(m)	Foreign Currency Translation

The accompanying consolidated financial statements are presented in United States dollars. The functional currency of the Company is the Renminbi (RMB). Capital accounts of the consolidated financial statements are translated into United States dollars from RMB at their historical exchange rates when the capital transactions occurred. Assets and liabilities are translated at the exchange rates as of the balance sheet date. Income and expenditures are translated at the average exchange rate of the year.

	2009	2008
Year end RMB : US$ exchange rate	6.8448	6.8718
Average yearly RMB : US$ exchange rate	6.8583	7.2483

WEIFANG XINDE FUEL INJECTION SYSTEM CO., LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 AND 2008
NOTE 4 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
(m)	Foreign Currency Translation (Continued)

The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into US$ at the rates used in translation.

(n)	Comprehensive Income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, all items that are required to be recognized under current accounting standards as components of comprehensive income are required to be reported in a financial statement that is presented with the same prominence as other financial statements. Comprehensive income includes net income and the foreign currency translation gain.

(o)	Segment

The Company operates in one business segment, the design, development, manufacture, and commercialization of fuel injection pumps, injectors, multi-cylinder diesel engines and small generator units mainly in the PRC. The sales of the Company outside of the PRC were insignificant for 2009 and 2008.

(p)	Recent Accounting Pronouncements

Effective January 1, 2009, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements. This statement establishes accounting and reporting standards that require the ownership interests in subsidiaries’ non-parent owners be clearly presented in the equity section of the balance sheet; requires the amount of consolidated net income attributable to the parent and to the noncontrolling interest be clearly identified and presented on the face of the consolidated statement of income; requires that changes in a parent’s ownership interest while the parent retains its controlling financial interest in its subsidiary be accounted for consistently; requires that when a subsidiary is deconsolidated, any retained noncontrolling equity investment in the former subsidiary be initially measured at fair value and the gain or loss on the deconsolidation of the subsidiary be measured using the fair value of any noncontrolling equity; requires that entities provide disclosures that clearly identify the interests of the parent and the interests of the noncontrolling owners. This statement is effective as of the beginning of an entity’s first fiscal year that begins after December 15, 2008. The Company has determined that SFAS No. 160 does not materially affect, or is reasonably likely to materially affect its financial statements.

Effective January 1, 2009, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133), which amends SFAS No.133 and expands disclosures to include information about the fair value of derivatives, related credit risks and a company’s strategies and objectives for using derivatives. SFAS No. 161 is effective for fiscal periods beginning on or after November 15, 2008. The Company has determined that SFAS No. 161 does not materially affect, or is reasonably likely to materially affect its financial statements.

WEIFANG XINDE FUEL INJECTION SYSTEM CO., LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 AND 2008
NOTE 4 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
(p)	Recent Accounting Pronouncements (Continued)

Effective January 1, 2009, the Company adopted Emerging Issues Task Force (“EITF”) Issue No. 07-05, Determining Whether an Instrument (or Embedded Feature) is indexed to an Entity’s Own Stock). EITF 07-05 addresses the determination of whether an instrument (or an embedded feature) is indexed to an entity’s own stock, which is the first part of the scope exception in paragraph 11(a) of FASB SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities (“SFAS 133”). If an instrument (or an embedded feature) that has the characteristics of a derivative instrument under paragraphs 6—9 of SFAS 133 is indexed to an entity’s own stock, it is still necessary to evaluate whether it is classified in stockholders’ equity (or would be classified in stockholders’ equity if it were a freestanding instrument). Other applicable authoritative accounting literature, including Issues EITF 00-19, Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock, and EITF 05-2, The Meaning of “Conventional Debt Instrument” in Issue No. 00-19, provides guidance for determining whether an instrument (or an embedded feature) is classified in stockholders’ equity (or would be classified in stockholders’ equity if it were a freestanding instrument). The Company has determined that EITF 07-05 does not materially affect, or is reasonably likely to materially affect its financial statements.

On April 1, 2009, the FASB approved FSP FAS 141(R)-1, Accounting for Assets Acquired and Liabilities Assumed in a Business Combination That Arise from Contingencies, which amends Statement 141(R) and eliminates the distinction between contractual and non-contractual contingencies. Under FSP FAS 141(R)-1, an acquirer is required to recognize at fair value an asset acquired or liability assumed in a business combination that arises from a contingency if the acquisition-date fair value of that asset or liability can be determined during the measurement period. If the acquisition-date fair value cannot be determined, the acquirer applies the recognition criteria in SFAS No. 5, Accounting for Contingencies and Interpretation 14, “Reasonable Estimation of the Amount of a Loss — and interpretation of FASB Statement No. 5,” to determine whether the contingency should be recognized as of the acquisition date or after it. The Company is currently evaluating the potential impact of adopting this statement.

FSP FAS 115-2 and FAS 124-2 amend the other-than-temporary impairment guidance in U.S. GAAP for debt securities to make the guidance more operational and to improve the presentation and disclosure of other-than-temporary impairments on debt and equity securities in the financial statements. It did not amend existing recognition and measurement guidance related to other-than-temporary impairments of equity securities. The Company is required to adopt this FSP FAS 115-2 and FAS 124-2 for interim and annual reporting periods ending after June 15, 2009. FSP FAS 115-2 and FAS 124-2 do not require disclosures for periods presented for comparative purposes at initial adoption. FSP FAS 115-2 and FAS 124-2 require comparative disclosures only for periods ending after initial adoption. The Company is currently evaluating the potential impact of adopting this statement.

WEIFANG XINDE FUEL INJECTION SYSTEM CO., LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 AND 2008
NOTE 4 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
(p)	Recent Accounting Pronouncements (Continued)

On April 9, 2009, the FASB also approved FSP FAS 107-1 and APB 28-1, Interim Disclosures about Fair Value of Financial Instruments) to require disclosures about fair value of financial instruments in interim period financial statements of publicly traded companies and in summarized financial information required by FSP FAS 107-1 and APB 28-1, Interim Financial Reporting. The Company is required to adopt this FSP FAS 107-1 and APB 28-1 for interim and annual reporting periods ending after June 15, 2009. FSP FAS 107-1 and APB 28-1 do not require disclosures for periods presented for comparative purposes at initial adoption. FSP FAS 107-1 and APB 28-1 require comparative disclosures only for periods ending after initial adoption. The Company is currently evaluating the potential impact of adopting this statement.
NOTE 5 — CONCENTRATIONS
(a)	Customers

The Company has major customers who accounted for the following percentages of total sales and accounts receivable:

	Sales		Accounts Receivable
	Years Ended June 30,		June 30,	June 30,
Major Customers	2009	2008	2009	2008

Company A	3.4%	3.4%	1.1%	4.4%
Company B	3.0%	2.3%	4.2%	2.7%
Company C	3.0%	1.6%	3.9%	2.4%
Company D	2.9%	—	4.4%	—
Company E	2.7%	—	3.6%	—
Company F	—	1.5%	—	2.3%
Company G	—	2.4%	—	1.9%
(b)	Suppliers

The Company has major suppliers who accounted for the following percentages of total purchases and accounts payable:

	Purchases		Accounts Payable
	Years Ended June 30,		June 30,	June 30,
Major Suppliers	2009	2008	2009	2008

Company H	7.4%	5.0%	1.0%	0.4%
Company I	5.7%	—	0.1%	—
Company J	4.1%	2.3%	—	—
Company K	3.3%	3.5%	0.1%	3.3%
Company L	2.5%	—	0.7%	—
Company M	—	3.0%	—	—
Company N	—	3.3%	—	2.3%

WEIFANG XINDE FUEL INJECTION SYSTEM CO., LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 AND 2008
NOTE 6 — INVENTORIES
Inventories are summarized as follows:

	June 30,	June 30,
	2009	2008
Raw materials	$6,186,654	$5,701,890
Work-in-progress	580,377	620,371
Finished goods	1,084,102	3,234,350

Total inventories	$7,851,133	$9,556,611

As of June 30, 2008, finished goods with a carrying amount of $297,639 were pledged as collateral for a bank loan. Also see Note 11.
NOTE 7 — NOTES RECEIVABLE
Notes receivable consist of the following:

		June 30,	June 30,
		2009	2008

Notes receivable from unrelated individuals:
Due December 30, 2009, interest at 10% per annum		$25,640	$—
Due December 30, 2009, interest at 10% per annum		21,915	—
Due December 30, 2008, interest at 12% per annum		—	25,539
Due December 30, 2008, interest at 12% per annum		—	21,828

Notes receivable from unrelated companies:
Due July 3, 2008, interest at 6% per annum		—	4,364,616
Due July 2, 2008, interest at 6% per annum		—	5,357,948
Due July 4, 2008, interest at 6% per annum		—	2,681,270

Notes receivable from related individuals:
Due December 30, 2009, interest at 10% per annum	(a)	1,461	—
Due March 31, 2010, interest at 7.2% per annum	(b)	555,169	—
Due December 30, 2008, interest at 12% per annum	(a)	—	1,455

Bank acceptance notes:
Due July 30, 2009 (subsequently settled on its due date)		18,992	—
Due July 20, 2009 (subsequently settled on its due date)		137,988	—
Due November 21, 2008		—	9,022
Due November 6, 2008		—	7,276
Due July 24, 2008		—	7,276
Due November 27, 2008		—	29,104
Due December 11, 2008		—	4,366
Due December 30, 2008		—	154,206
Due December 24, 2008		—	20,373
Due December 4, 2008		—	36,381

WEIFANG XINDE FUEL INJECTION SYSTEM CO., LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 AND 2008
NOTE 7 — NOTES RECEIVABLE (CONTINUED)

	June 30,	June 30,
	2009	2008
Bank acceptance notes (Continued):
Due December 6, 2008	$—	$39,291
Due December 1, 2008	—	693,102
Due October 30, 2008	—	199,483
Due August 28, 2008	—	29,104
Due September 30, 2008	—	18,919

Total	$761,165	$1,3700,559

Notes receivable from unrelated companies and individuals are unsecured.

(a)	This note is due from Mr. Li Zengshan, who is a shareholder of the Company. The balances represent loans from the Company and the current balance is unsecured.

(b)	This note is due from Mr. Jin Xin, who is a shareholder of the Company. The balance represents a loan from the Company which is unsecured.
NOTE 8 — DUE FROM RELATED PARTIES
(I)	Due From Related Parties

		June 30,	June 30,
		2009	2008

Jin Xin	(a)	$—	$559,986
Jin Ping	(b)	14,584	78,206

Total due from related parties		$14,584	$638,192

(II)	Due To Related Parties

		June 30,	June 30,
		2009	2008

Liu Dianjun	(c)	$403,475	$388,644
Jin Xin	(a)	395,406	—
Li Zengshan	(d)	45,668	47,322

Total due to related parties		$844,549	$435,966

(III)	Due From Employees

		June 30,	June 30,
		2009	2008

Current		$103,869	$193,621

Total due from employees	(e)	$103,869	$193,621

WEIFANG XINDE FUEL INJECTION SYSTEM CO., LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 AND 2008
NOTE 8 — DUE FROM RELATED PARTIES (CONTINUED)
(IV)	Due To Employees

		June 30,	June 30,
		2009	2008
Current		$616,719	$529,385

Total due to employees	(f)	$616,719	$529,385

(a)	Jin Xin is a shareholder of the Company and the chairman of Jinma, a subsidiary of the Company. The June 30, 2008 balance represented traveling advances, which were unsecured, interest-free and collectible on demand. The June 30, 2009 balance represents prepayments for goods paid by Jin Xin on behalf of the Company, which are unsecured, interest-free and have no fixed repayment term.

(b)	Jin Ping is the brother of Jin Xin, also see (a). The balances represent traveling advances, which are unsecured, interest-free and collectible on demand.

(c)	Liu Dianjun is a 54% shareholder and chairman of the Company. The balances represent money advanced from Liu Dianjun, which are interest-free, unsecured and have no fixed repayment term.

(d)	Li Zengshan is a shareholder of the Company and the chairman of Huaxin, a subsidiary of the Company. The balances represent an unpaid dividend, which are interest-free, unsecured and have no fixed repayment term.

(e)	Due from employees are interest-free, unsecured and have no fixed repayment terms. The Company provides these advances for business-related purposes only, including for the purchases of raw materials and business-related travel in the ordinary course of business.

(f)	Due to employees are interest-free, unsecured and have no fixed repayment terms. The amounts primarily represent business and traveling related expenses paid by sales personnel on behalf of the Company.
NOTE 9 — LAND USE RIGHTS
Land use rights consist of the following:

	June 30,	June 30,
	2009	2008

Cost of land use rights	$1,082,192	$1,077,933
Less: Accumulated amortization	(116,172)	(93,275)

Land use rights, net	$966,020	$984,658

Amortization expense for the years ended June 30, 2009 and 2008 was $22,483 and $21,273 respectively.

WEIFANG XINDE FUEL INJECTION SYSTEM CO., LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 AND 2008
NOTE 9 — LAND USE RIGHTS (CONTINUED)
Amortization expense for the next five years and thereafter is as follows:

2010	$22,483
2011	22,483
2012	22,483
2013	22,483
2014	22,483
Thereafter	853,605

Total	$966,020

Two land use rights with an aggregate net book value of $53,170 and $54,523 as of June 30, 2009 and 2008, respectively, were registered in the names of two management members of the Company. The Company’s legal counsel has confirmed the ownership of these two land use rights by the Company. The Company estimates that the application for the transfer of the certificates of these two land use rights will be completed by the end of June, 2010. These two land use rights were pledged as collateral for bank loans of $194,051 and $249,184 borrowed by Liu Dianjun, the major shareholder of the Company. Also see Note 17.
As of June 30, 2009 and 2008, land use rights with a net book value of $752,059 and $766,204 were pledged as collateral for bank loans, respectively. Also see Note 11.

WEIFANG XINDE FUEL INJECTION SYSTEM CO., LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 AND 2008
NOTE 10 — PLANT AND EQUIPMENT
Plant and equipment consist of the following:

	June 30,	June 30,
	2009	2008
At cost:
Buildings	$2,505,871	$2,427,540
Machinery and equipment	988,414	913,874
Office equipment	40,279	35,817
Motor vehicles	301,104	273,634

	3,835,668	3,650,865

Less : Accumulated depreciation
Buildings	(336,677)	(251,882)
Machinery and equipment	(507,106)	(415,459)
Office equipment	(27,282)	(19,938)
Motor vehicles	(223,840)	(184,545)

	(1,094,905)	(871,824)

Plant and equipment, net	$2,740,763	$2,779,041

Depreciation expense for the years ended June 30, 2009 and 2008 was $237,465 and $207,997 respectively.
As of June 30, 2009, the legal title to four motor vehicles and two office buildings with a total net book value of $53,736 and $661,211 were registered in the names of management members of the Company. The Company’s legal counsel has confirmed the ownership of the motor vehicles and office buildings by the Company. The Company estimates the transfer of legal titles will be completed by the end of June, 2010.
Two office buildings were pledged as collateral for bank loans of $194,051 and $249,184 borrowed by Liu Dianjun, the major shareholder of the Company. Also see Note 17.
As of June 30, 2009 and 2008, application for ownership certificates of twelve buildings with a net book value of $1,178,825 was in progress. The Company’s legal counsel has confirmed the ownership of the twelve buildings by the Company. The application for ownership certificate of one of the twelve buildings with a net book value of $257,671 was completed subsequently on September 14, 2009. The application for ownership certificates of the other eleven buildings is expected to be completed in June, 2010.
As of June 30, 2009 and 2008, plant and equipment with a net book value of $74,842 and $77,860, respectively were pledged as collateral for bank loans. Also see Note 11.

WEIFANG XINDE FUEL INJECTION SYSTEM CO., LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 AND 2008
NOTE 11 — SHORT-TERM BANK LOANS
Short-term bank loans consist of the following:

	June 30,	June 30,
	2009	2008
Loans from Weifang City Commercial Bank:

Monthly interest only payments at 7.97% per annum, due May 14, 2010, secured by a land use right owned by the Company. Also see Note 9.	$292,194	$—

Monthly interest only payments at 11.21% per annum, due May 9, 2009, secured by a land use right owned by the Company. Also see Note 9.	—	291,045

Loans from Rural Credit Cooperative:

Monthly interest only payments at 7.97% per annum, due April 20, 2010, guaranteed by Weifang Tongxin Precision Rubber Products Co., Ltd. and Weifang Dachang Energy-Saving Equipment Co., Ltd.	131,487	—

Monthly interest only payments at 9.34% per annum, due March 26, 2009, guaranteed by Weifang Tongxin Precision Rubber Products Co., Ltd. and Weifang Dachang Energy-Saving Equipment Co., Ltd.	—	130,970

Loans from Bank of Communications

Monthly interest only payments at 8.22% per annum, due July 22, 2009, secured by a land use right owned by the Company. Also see Note 9. (subsequently repaid on its due date)	464,589	—

Monthly interest only payments at 8.22% per annum, due July 22, 2009, secured by a land use right and a building owned by the Company. Also see Notes 9 and 10. (subsequently repaid on its due date)	993,461	—

Monthly interest only payments at 11.93% per annum, due July 28, 2008, secured by a land use right owned by the Company. Also see Note 9.	—	541,343

Monthly interest only payments at 11.93% per annum, due July 28, 2008, secured by a building owned by the Company. Also see Note 10.	—	1,018,656

WEIFANG XINDE FUEL INJECTION SYSTEM CO., LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 AND 2008
NOTE 11 — SHORT-TERM BANK LOAN (CONTINUED)

	June 30,	June 30,
	2009	2008

Loans from Weifang Commercial Bank

Monthly interest only payments at 9.7% per annum, due August 16, 2009, guaranteed by Weifang Hengyuan Oil Pump & Oil Fitting Co., Ltd. (subsequently repaid on its due date)	$292,194	$—

Monthly interest only payments at 10.21% per annum, due September 7, 2008, guaranteed by Weifang Tongxin Precision Rubber Products Co., Ltd.	—	58,209

Monthly interest only payments at 10.46% per annum, due January 28, 2009, guaranteed by Weifang Tongxin Precision Rubber Products Co., Ltd.	—	87,313

Loans from Industrial and Commercial Bank of China:

Monthly interest only payments at 5.84% per annum, due May 6, 2010, secured by a land use right owned by the Company. Also see Note 9.	511,340	—

Monthly interest only payments at 5.84% per annum, due April 20, 2010, secured by a land use right owned by the Company. Also see Note 9.	73,049	—

Loans from Industrial and Commercial Bank of China:

Monthly interest only payments at 9.71% per annum, due November 28, 2008, secured by inventory owned by the Company. Also see Note 6.	—	116,418

Monthly interest only payments at 9.71% per annum, due August 8, 2008, secured by a building owned by the Company. Also see Note 10.	—	232,836

Loans from China Construction Bank:

Monthly interest only payments at 8.96% per annum, due April 29, 2009, secured by a land use right owned by the Company. Also see Note 9.	—	436,566

Total	$2,758,314	$2,913,356

Interest expense for short-term bank loans during 2009 and 2008 was $386,674 and $387,108, respectively.

WEIFANG XINDE FUEL INJECTION SYSTEM CO., LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 AND 2008
NOTE 12 — NOTES PAYABLE
Notes payable consist of the following:

		June 30,	June 30,
		2009	2008
Notes payable to unrelated individuals:
Due January 21, 2010, interest at 10% per annum		$42,368	$—
Due December 30, 2009, interest at 10% per annum		131,487	—
Due October 31, 2008, interest at 10.94% per annum		—	29,104
Due January 7, 2009, interest at 11.21% per annum		—	29,104
Due December 30, 2008, interest at 12% per annum		—	157,164

Notes payable to unrelated companies:
Due July 31, 2008, interest at 11.63% per annum		—	87,313
Due July 25, 2008, interest at 9.34% per annum		—	72,761

Subtotal		$173,855	$375,446

Notes payable to related individuals:
Due May 12, 2010, interest at 5.76% per annum	(a)	29,219	—
Due May 12, 2010, interest at 5.76% per annum	(a)	32,466	—
Due December 30, 2009, interest at 10% per annum	(b)	94,963	—
Due May 12, 2009, interest at 5.76% per annum	(a)	—	29,104
Due May 12, 2009, interest at 5.76% per annum	(a)	—	32,338
Due December 30, 2008, interest at 12% per annum	(b)	—	98,957

Subtotal		$156,648	$160,399

Bank acceptance notes:
Due August 2, 2009 (subsequently settled on its due date)		438,293	—

Total		$768,796	$535,845

Notes payable to unrelated individuals and companies are unsecured.

(a)	Liu Dianjun is a 54% shareholder and chairman of the Company. The balance represents money borrowed by the Company, which is unsecured.

(b)	Li Zengshan is a shareholder of the Company and the chairman of Huaxin, a subsidiary of the Company. The balance represents a loan to the Company, which is unsecured.
All the bank acceptance notes are subject to bank charges of 0.005% of the principal as commission on each transaction. Bank charges for notes payable were $92 for the year ended June 30, 2009.

WEIFANG XINDE FUEL INJECTION SYSTEM CO., LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 AND 2008
NOTE 13 — LONG -TERM DEBT
Long-term debt consists of the following:

	June 30,	June 30,
	2009	2008
Notes payable to a related individual:
Due May 12, 2013, interest at 5.76% per annum (subsequently settled in advance)	$76,505	$102,735
Due May 12, 2012, monthly interest payment is 5.76% per annum. Principal is repaid every month in 108 equal installments from May 15, 2003.	55,861	85,006

Total	$132,366	$187,741

The notes are due to Mr. Liu Dianjun, who is a 54% shareholder of the Company. The balances represent loans to the Company to support business operations.
Notes payable to the related individual are unsecured.
NOTE 14 — TAXES
(a)	Corporation Income Tax (“CIT”)

On March 16, 2007, the National People’s Congress of China approved the Corporate Income Tax Law of the People’s Republic of China (the “new CIT law”), which went into effective on January 1, 2008. In accordance with the relevant tax laws and regulations of PRC, the applicable corporate income tax rate for Hengyuan is 25%. In 2009 and 2008, Jinma and Huaxin were defined by the local tax bureau as tax payers subject to the “Verification Collection” method, according to which the amount of income taxes paid is determined by the local tax bureau based on certain criteria instead of applying the CIT rate of 25%. Therefore, the amount of income tax assessed for Jinma and Huaxin under this Verification Collection method differed from the normal computation by applying the CIT rate of 25%.

Effective January 1, 2007, the Company adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”), an interpretation of FASB statement No. 109, Accounting for Income Taxes. The interpretation addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements.

Under FIN 48, we may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. FIN 48 also provides guidance on de-recognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures. As of June 30, 2009, the Company does not have a liability for unrecognized tax benefits.

WEIFANG XINDE FUEL INJECTION SYSTEM CO., LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 AND 2008
NOTE 14 — TAXES (CONTINUED)
The Company’s income tax expense for the years ended June 30, 2009 and 2008 are summarized as follows:

	June 30, 2009	June 30, 2008
Current:
Provision for CIT	$1,935,225	$1,422,686

	1,935,225	1,422,686

Deferred:
Provision for CIT	11,713	(114,928)

	11,713	(114,928)

Income tax expense	$1,946,938	$1,307,758

The Company’s income tax expense differs from the “expected” tax expense for the years ended June 30, 2009 and 2008 (computed by applying the CIT rate of 25% percent to income before income taxes) as follows:

	June 30, 2009	June 30, 2008

Computed “expected” expense	$1,946,445	$1,178,037
Favorable tax rates	(493)	(129,721)

Income tax expense	$1,946,938	$1,307,758

The tax effects of temporary differences that give rise to the Company’s net deferred tax assets and liabilities as of June 30, 2009 and 2008 are as follows:

	June 30, 2009	June 30, 2008
Deferred tax assets:
Current portion:
Sales	$15,621	$39,364
Bad debt provision	20,694	17,296
Expenses	54,703	56,551

Subtotal	91,018	113,211

Deferred tax liabilities:
Current portion:
Sales cut-off	(19,065)	(4)
Other	(19,218)	(14,162)

Subtotal	(38,283)	(14,166)

Net deferred tax assets — current portion	$52,735	$99,045

WEIFANG XINDE FUEL INJECTION SYSTEM CO., LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 AND 2008
NOTE 14 — TAXES (CONTINUED)

	June 30, 2009	June 30, 2008
Deferred tax assets:
Non-current portion:
Depreciation	$99,921	$70,922
Amortization	22,851	17,253

Subtotal	122,772	88,175

Net deferred tax assets — non-current portion	122,772	88,175

Total net deferred tax assets	$175,507	$187,220

(b)	Value Added Tax (“VAT”)

Enterprises or individuals, who sell commodities, engage in repair and maintenance or import or export goods in the PRC are subject to a value added tax in accordance with Chinese Laws. The value added tax standard rate is 17% of the gross sale price and the Company records its revenue net of VAT. A credit is available whereby VAT paid on the purchases of semi-finished products or raw materials used in the production of the Company’s finished products can be used to offset the VAT due on the sales of the finished products.

On January 1, 2002, the export policy of VAT “Exemption, Credit and Refund” began to apply to all exports by manufacture-based enterprises. In accordance with this policy, exported goods are exempted from output VAT and the input VAT charged for purchases of the raw materials, components and power consumed for the production of the exported goods may be refunded. The refund rates of diesel engine related products applicable to the Company are from 13% to 17%.

The VAT payable of $89,611 and $5,072 at June 30, 2009 and 2008, respectively, are included in other payables in the accompanying consolidated balance sheets.
NOTE 15 — REGISTERED CAPITAL
The registered capital of the Company is as follows:

Registered Capital:	June 30, 2009		June 30, 2008

Liu Dianjun	$62,867	54%	$62,867	54%
Cui Qiang	31,433	27%	31,433	27%
Li Zengshan	9,313	8%	9,313	8%
Jin Xin	9,313	8%	9,313	8%
Zhang Qiang	3,492	3%	3,492	3%

Total	$116,418	100%	$116,418	100%

WEIFANG XINDE FUEL INJECTION SYSTEM CO., LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 AND 2008
NOTE 15 — REGISTERED CAPITAL (CONTINUED)
Weifang Xinde Fuel Injection System Co., Ltd. was incorporated under the laws of the People’s Republic of China on October 29, 2007. The registered capital of the Company was $116,418, held by Mr. Liu Dianjun, Mr. Jinxin, Mr. Cui Qiang and Mr. Zhang Qiang in the proportion of 54%, 8%, 8%, 27% and 3%, respectively.
NOTE 16 — DIVIDEND
In 2009 and 2008, the Company declared and paid cash dividends of $3,990,235 and $2,809,253, respectively.
NOTE 17 — CONTINGENCIES
On May 15, 2003, Hengyuan entered into two guarantee contracts to serve as guarantor for the bank loans borrowed by Mr. Liu Dianjun, a 54% shareholder of Xinde, from Industrial and Commercial Bank of China with a guarantee amount of $194,051. Under these guarantee contracts, the land use rights and two office buildings of Hengyuan were pledged for the bank loans. (Also see Notes 9 and 10)
The Company offers warranties on its products for periods between three and six months after the sale. The Company does not estimate and accrue a warranty reserve because warranty claims have historically been infrequent and insignificant. Warranty expenses related to product sales are charged to the consolidated statements of income and comprehensive income in the period in which warranty claims occur. During the years ended June 30, 2009 and 2008, warranty expense was $82,963 and $120,638, respectively, and is included in selling and marketing expenses in the accompanying consolidated statements of income and comprehensive income.
NOTE 18 — SUBSEQUENT EVENTS
Jolly Promise Limited (“JPL”) was incorporated under the laws of the British Virgin Islands (“BVI”) on July 2, 2008 and is a wholly-owned subsidiary of Welldone Pacific Limited. (“WPL”), a BVI registered company.
On August 6, 2009, JPL entered into a share exchange agreement with the shareholder of Hong Kong Sindhi Fuel Injection Co., Ltd. (“HKSIND”), a company incorporated in Hong Kong. Pursuant to the share exchange agreement, JPL acquired all of the issued and outstanding common stock of HKSIND. As a result of the share exchange, HKSIND became a wholly-owned subsidiary of JPL.
On October 24, 2009, HKSIND established a new company, Weifang Huajie Fuel Injection System Co., Ltd. (“Huajie”), as the sole shareholder under the laws of PRC.

WEIFANG XINDE FUEL INJECTION SYSTEM CO., LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 AND 2008
NOTE 18 — SUBSEQUENT EVENTS (CONTINUED)
On November 13, 2009, all the shareholders of Xinde entered into a share exchange agreement with Weifang Huajie Fuel Injection System Co., Ltd. (“Huajie”), a company incorporated under the laws of the PRC, to transfer all the shares of Xinde to Huajie for $116,418 in cash. As a result of the share exchange, Xinde became a wholly-owned subsidiary of Huajie. Huajie and Xinde only act as holding companies with no operations or expenses, and therefore, the business of the Company will continue to be that of Xinde’s wholly-owned subsidiaries, Hengyuan, Jinma and Huaxin.
On December 28, 2009, Wasatch Food Services Inc. (“WTFS”) executed a share exchange agreement by and between Wasatch Food Services Inc., Jolly Promise Limited, a British Virgin Islands (“BVI”) corporation (the “JPL”) and Welldone Pacific Limited., a British Virgin Islands Company which owns 100% of JPL (the “JPL’s shareholder”). Under the share exchange agreement, at the closing on December 28, 2009, the WTFS issued 42,000,000 shares of its common stock, representing 70% of the WTFS’s issued and outstanding common stock after giving effect to the cancellation of 13,038,692 shares on December 28, 2009, to JPL’s shareholder in exchange for 100% of the common stock of JPL. After the closing of the transaction, WTFS had a total of 60,000,000 shares of common stock issued and outstanding, with JPL’s shareholder owning 70% of the total issued and outstanding shares of WTFS’s common stock, and the balance held by those who held shares of WTFS’s common stock prior to the closing of the exchange. This share exchange transaction resulted in JPL’s shareholder obtaining a majority voting interest in WTFS.